                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                          Date of Report: May 30, 2002

                              INNKEEPERS USA TRUST
             (Exact name of registrant as specified in its charter)

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
              Maryland                             0-24568                            65-0503831
              --------                             -------                            ----------
  (State or other jurisdiction of          (Commission File Number)       (IRS Employer Identification No.)
           incorporation)
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                             306 Royal Poinciana Way
                            Palm Beach, Florida 33480
                            (Address and zip code of
                          principal executive offices)



       Registrant's telephone number, including area code: (561) 835-1800

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Item 5.  Other Events

A.       Documents Relating to May 30, 2002 Common Share Offering

         This report contains as exhibits (a) the form of Underwriting Agreement among Innkeepers USA Trust (the "Company"), Innkeepers USA Limited Partnership, First Union Securities, Inc., Banc of America Securities LLC and Legg Mason Wood Walker, Incorporated in connection with the sale of up to 2,990,000 of the Company's common shares of beneficial interest, $0.01 par value per share (including up to 390,000 shares subject to an over-allotment option) (the "Offering"), pursuant to the Company's Prospectus Supplement dated as of May 30, 2002 to a Prospectus dated April 11, 1997 and included as part of a Registration Statement on Form S-3 (No. 333-20309) filed with the Securities and Exchange Commission (the "Commission") on January 24, 1997 and declared effective by the Commission on April 11, 1997 (the "Registration Statement") which agreement is to be incorporated by reference as Exhibit 1.1 to the Registration Statement,
(b) the form of opinion as to the legality of the common shares issued in the Offering to be incorporated by reference as Exhibit 5.1 to the Registration Statement, and (c) the form of tax opinion relating to the Offering to be incorporated by reference as Exhibit 8.1 to the Registration Statement.

B.       Amendment to the Line of Credit

         On April 19, 2002 and effective as of March 29, 2002, the Company negotiated an amendment to its $135 million line of credit (the "Line of Credit") which allows the Company to comply with its financial covenants in 2002. Among other items, this amendment re-set certain financial covenant thresholds for 2002 to levels that contemplate that the then - current operating environment persists throughout the year, and increased the allowable percentage of total debt to implied value from 40% to 50%. The interest rate on the Line of Credit, as amended, is LIBOR plus 122.5 to 225 basis points. A copy of the amendment to the Line of Credit is attached hereto as Exhibit 10.1(b).

C.       The Company's 1st Quarter 2002 Earnings Release

         On May 6, 2002, the Company reported in a press release its results for the first quarter ended March 31, 2002. A copy of this press release is attached hereto as Exhibit 99.1.

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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c) Exhibits.

         The following exhibits are filed herewith:
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
         Exhibit           Description
         -------           -----------
         1.1               Underwriting  Agreement  among  Innkeepers  USA Trust,  Innkeepers  USA  Limited  Partnership,
                           First  Union Securities, Inc., Banc of America Securities LLC and Legg Mason Wood Walker, Incorporated

         5.1               Opinion of Hunton & Williams

         8.1               Opinion of Hunton & Williams as to Tax Matters

         10.1(a)           Credit Agreement,  dated as of May 10, 2000, among Innkeepers USA Trust, Innkeepers USA Limited
                           Partnership, Bank of America,  N.A.,  Bank One,  N.A.,  First Union  National Bank and PNC National
                           Association  and the lenders named therein  (previously  filed as Exhibit 10.10 to the Company's
                           Current Report on Form 8-K filed March 9, 2001)

         10.1(b)           First  Amendment  of Credit  Agreement,  dated  April 19, 2002 and  effective  as of March 29,  2002, among Innkeepers  USA Trust,  Innkeepers  USA Limited  Partnership,  Bank of America,  N.A., as
                           Issuing Bank,  and Credit Lyonnais New York Branch, as Syndication Agent

         99.1              Press release of Innkeepers USA Trust dated May 6, 2002
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

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          INNKEEPERS USA TRUST
                                          (Registrant)

Date:  May 31, 2002                By:  /s/ Gregory M. Fay
                                      -----------------------------------------
                                          Gregory M. Fay
                                          Chief Accounting Officer


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                                  EXHIBIT INDEX

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
Exhibit           Description
-------           -----------
1.1               Underwriting  Agreement  among  Innkeepers  USA  Trust,  Innkeepers  USA  Limited  Partnership,   First  Union
                  Securities, Inc., Banc of America Securities LLC and Legg Mason Wood Walker, Incorporated

5.1               Opinion of Hunton & Williams

8.1               Opinion of Hunton & Williams as to Tax Matters

10.1(a)           Credit Agreement,  dated as of May 10, 2000, among Innkeepers USA Trust, Innkeepers USA Limited Partnership,
                  Bank of America,  N.A., Bank One, N.A., First Union National Bank and PNC National  Association and the lenders named therein (previously filed as Exhibit 10.10 to the Company's Current Report on Form 8-K filed March 9, 2001)

10.1(b)           First Amendment of Credit  Agreement,  dated April 19, 2002 and effective as of March 29, 2002,  among Innkeepers
                  USA Trust,  Innkeepers USA Limited  Partnership,  Bank of America,  N.A., as Issuing Bank,  and Credit  Lyonnais
                  New York Branch, as Syndication Agent

99.1              Press release of Innkeepers USA Trust dated May 6, 2002
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